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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
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                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  July 7, 1999


                               DIEDRICH COFFEE, INC.
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                 (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-21203                 33-0086628
-------------------------------  -----------------  ---------------------------
 (State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)            File Number)          Identification No.)


     2144 Michelson Drive, Irvine, California                    92612
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     (Address of Principal Executive Offices)                  (Zip Code)


     Registrant's telephone number, including area code:  (949) 260-1600
                                                          --------------
                                        N/A
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           (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2(a).  ACQUISITION OR DISPOSITION OF ASSETS

     On July 7, 1999, Diedrich Coffee, Inc. completed its acquisition of Coffee People, Inc. The acquisition was effected by way of a merger of CP Acquisition Corp., an indirect wholly owned subsidiary of Diedrich Coffee, with and into Coffee People. As a result of the merger, each share of Coffee People common stock was converted into the right to receive $2.11 in cash and
0.14 share of Diedrich Coffee common stock.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)   Financial Statements of Coffee People, Inc. and pro forma
              financial information were included in Amendment No. 1 to Form
              S-1, filed on June 7, 1999.

(c)           EXHIBITS.

              The following exhibits are filed with this report on Form 8-K:


  Exhibit
  Number                                Description
 --------- -------------------------------------------------------------------

   99.1 Press Release: "Shareholders Approve Diedrich Coffee's Acquisition of Coffee People," dated June 30, 1999.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIEDRICH COFFEE, INC.
                                         a Delaware corporation



Date:  July 8, 1999                      By:  /s/ Ann Wride
                                         ----------------------------------
                                               Ann Wride
                                               Chief Financial Officer


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                                 EXHIBIT INDEX


   Exhibit
   Number                        Description
  --------- -------------------------------------------------

    99.1    Press Release: "Shareholders Approve Diedrich Coffee's
            Acquisition of Coffee People," dated June 30, 1999.


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